CHEEZ-IT

2006

Metrologic®
We really work for you.™

First Quarter Earnings Call May 10, 2006 Exhibit 99.1

First Quarter Earnings Call
During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the company.
Such statements are just estimates and actual events or results may differ materially from these forward-looking statements.  Please refer to the documents that the company files with the SEC from time to time and the company’s first quarter earnings press release for a detailed discussion of the factors, risks and uncertainties that could cause actual results to differ materially from those contained in our projections or forward-looking statements.
During this presentation, we will refer to certain non-GAAP measures as defined by the SEC. As required, we have provided a reconciliation of those measures to the most comparable GAAP measures.
Copies of our SEC filings are available upon request or by accessing our company website at www.metrologic.com.
Forward-Looking Statements
Private Securities Litigation Reform Act of 1995 Safe Harbor Provision

First Quarter Earnings Call C. Harry Knowles Chairman of the Board

First Quarter Earnings Call Frank Zirnkilton Executive Vice President, Chief Administrative Officer

First Quarter Earnings Call
Q106 Overview
Adjusted Effect of As Reported Actual
Q106 SFAS 123( R) Q106 Q105 Change
Revenue
$60,235 $0 $60,235 $46,851
28.6%
Gross Profit
24,147 (321) 23,826 20,118
20.0%
Gross Margin 40.1% (50bp) 39.6% 42.9% (280bp)
Net Income
5,348 (988) 4,360 3,901
37.1%
EPS (Fully Diluted) $0.23 ($0.04) $0.19 $0.17 35.3%
A Strong Start to 2006

Q106 Highlights:
• Strength from Channel partners
• Stratos and Focus rollouts continue
• 3 new products introduced
•
MaxID partnership and Visible-RF acquisition

First Quarter Earnings Call
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
Q106 Q105
Q106 Sales by Market

INDUSTRIAL
DCC
OPTICAL SYSTEMS
•
Up 37.6% for the quarter
• Strong performance in the Channel
• Continued Tier 1 rollouts
•
Down 45.5% for the quarter
• RFID efforts announced
• Progress on international sales
•
Up 29.7% for the quarter
• Strong growth due to Proprietary
Programs projects
QUARTERLY

First Quarter Earnings Call Mark C. Schmidt Executive Vice President, Strategic Initiatives

First Quarter Earnings Call
Building one of the industry’s broadest product lines
Product and Technology Update

MR600 Impulse
• Offers advanced digital filtering capability
• Affordable, multi-protocol Gen 2 EPCGlobal certified
solution
SP5800 Maximus
• Rugged CE.NET mobile device
• Incorporates multi-frequency RFID, high-resolution
imager and an integrated fingerprint reader
Visible RF-LLC
• A unique differentiation of RFID technology
• “Remotely updateable human readable label”
• Applicability in many current verticals as well as potential to expand addressable markets

(US$ in millions)

Metrologic
We really work for you.

2006

First Quarter Earnings Call
Winning customers…one deal at a time
The Americas

Data Capture & Collection
•Focus®
rollouts continue
•Record sales-out in the
Channel
•Stability in South America
supporting higher growth
•Merger of 2 existing
customers and conversion to
VoyagerBT
Industrial Automation
•Partnership with MaxID
•2 new RFID products
introduced
Optical Systems
•Growth in all 3 markets
QUARTERLY
Q106 Highlights:
$27.9
$22.6
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Q106 Q105

(US$ in millions)

Metrologic
We really work for you.
2006

First Quarter Earnings Call
Cautiously Optimistic
Europe, Middle East, Africa

•Tesco
and Systeme U
remain important but
not the whole story
•Reverse vending
continues to be strong
•Baltic region seeing
growth and interest
from retailers
•Focus gaining traction
in Europe
QUARTERLY
Q106 Highlights:
$27.1
$18.9
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
Q106 Q105

(US$ in millions)

Metrologic
We really work for you.

2006

First Quarter Earnings Call
Winning customers…one deal at a time
AsiaPac & ROW

•Tough Comp to Q105
•Additional orders for
the IQ series Industrial
Automation products
•Strong Channel
performance
•Positive outlook for
2006
$5.2
$5.4
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
Q106 Q105
QUARTERLY
Q106 Highlights:

First Quarter Earnings Call Kevin Bratton Chief Financial Officer

First Quarter Earnings Call
Q106 Non-GAAP Measures Reconciliation
Actual Effect Actual
Before Of As
(US $mm) SFAS 123( R) SFAS 123( R) Reported
Sales 60,235 0 60,235
Cost of Goods Sold 36,088 321 36,409
Gross Profit 24,147 (321) 23,826
SG&A 13,857 930 14,787
Research & Development 2,194 292 2,486
EBIT 8,096 (1,543) 6,553
EBITDA 9,865 (1,543) 8,322
Net Income 5,348 (988) 4,360
FD EPS 0.23 (0.04) 0.19
Growth and Margin Analysis (%)
Gross Profit Margin 40.1% 39.6%
SG&A as a % of Sales 23.0% 24.5%
R&D as a % of Sales 3.6% 4.1%
EBIT Margin 13.4% 10.9%
EBITDA Margin 16.4% 13.8%
Committed to enhancing long-term shareholder value

First Quarter Earnings Call
Comparative Quarterly Income Statement
(US $mm) Q1 2006* Q1 2005 Change
Sales 60,235 46,851 28.6%
Cost of Goods Sold 36,088 26,733 35.0%
Gross Profit 24,147 20,118 20.0%
SG&A 13,857 11,395 21.6%
Research & Development 2,194 1,952 12.4%
EBIT 8,096 6,771 19.6%
EBITDA 9,865 8,464 16.6%
Net Income 5,348 3,901 37.1%
EPS (Fully Diluted) 0.23 0.17 35.3%
Growth and Margin Analysis (%)
Gross Profit Margin 40.1% 42.9% (280.0) bp
SG&A as a % of Sales 23.0% 24.3% (130.0) bp
R&D as a % of Sales 3.6% 4.2% (60.0) bp
EBIT Margin 13.4% 14.5% (110.0) bp
EBITDA Margin 16.4% 18.1% (170.0) bp
Committed to enhancing long-term shareholder value

* Excludes the effects of SFAS No. 123 (R)

First Quarter Earnings Call
Gross Margin
Committed to enhancing long-term shareholder value
$0
$20
$40
$60
$80
$100
2002 2003 2004 2005 Q1 05 Q1 06*
$41.4
$25.5
$20.1
$90.8
$81.7
$58.4
35.8%
42.3%
45.9%
43.2% 42.9%
40.1%

*Excludes the effects of SFAS No. 123(R)

US $ (in millions)
Q302
Q402
Q103
Q203
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405*
Q106**

Metrologic
We really work for you.™
2006

First Quarter Earnings Call
$0
$2
$4
$6
$8
$10
Operating Income by Quarter
$1.6
$3.1
$3.6
$3.8
$4.6
$8.2
$8.6
$7.0
$7.2
$8.9
$6.8
Committed to enhancing long-term shareholder value
$7.2

$9.9
$9.7
$8.1
* Excludes the $12.6M charge for the Symbol royalty
** Excludes the effects of SFAS No. 123(R)

US$ (in millions)
Q302
Q402
*Q103
Q203
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
**Q305
***Q405
****Q106

Metrologic
We really work for you.

2006

First Quarter Earnings Call
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Net Income by Quarter
* Includes one time or non-recurring items aggregating income of approximately $1.9M.
** Includes one-time recognition of the $2.25M cash settlement with PSC Inc.
*** Excludes $12.6M royalty settlement with Symbol Technologies
**** Excludes the effects of SFAS No. 123 (R)
$1.7
$3.8
$2.2
$2.7
$5.2
$5.1
$4.2
$4.7
$8.7
$3.9
$0.3
Committed to enhancing long-term shareholder value
$4.7

$7.7
$9.0
$5.3

First Quarter Earnings Call
Committed to enhancing long-term shareholder value
Balance Sheet
(US$mm) Mar 31, 2006 Dec 31, 2005
Cash $60.2 $73.9
Current assets (non-cash) 91.3 84.2
Net PPE 20.5 20.4
Other assets 44.4 47.7
Total Assets $216.4 $226.2
Current liabilities 27.5 47.4
Total Debt (long-term and short-term) 16.6 18.4
Other liabilities 2.5 0.1
Stockholders’ Equity 169.8 160.3
Total Liabilities and Stockholders’ Equity $216.4 $226.2
Total Working Capital $107.3 $92.3

First Quarter Earnings Call Frank Zirnkilton Executive Vice President, Chief Administrative Officer

First Quarter Earnings Call
FY 2006 Updated Guidance
2005
* Euro Assumptions $1.20 to $1.25
* Gross Margin 40% to 42%
* Effective full year tax rate 36%
* Effect of SFAS No. 123(R) Est. $3M or $.13 per
fully diluted share
$210.5M
$245M - $255M
$19M – $21M
$0.82 - $0.91
$17.8M
$0.77
FD EPS
Net Income
Revenue
2006 *
Positive outlook for 2006

Earnings Guidance was effective as of the date given and will not be revised until the Company publicly announces updated guidance.

Sales US$ (in millions)
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006*

First Quarter Earnings Call
Metrologic – A Strong Growth Company
$36
$42
$47
$53
$66
$80
$92
$112
$116
$138
$178
$211
$250
$0
$50
$100
$150
$200
$250
$300
Focused on maintaining the momentum

*Based upon the midpoint of the Company’s FY 2006 guidance.
*Earnings Guidance was effective as of the date given and will not be revised until the Company publicly announces updated guidance.